Exhibit 99.1

PRESS RELEASE

Sono Group N.V. Announces Strategic Evolution: Adoption of Digital Asset Treasury Strategy and Exit from Legacy Solar Operations

Board-approved transition positions the Company to pursue recurring cash flow generation and a clearer path toward long-term shareholder value, with the goal of reducing ongoing operational losses

Munich, March 19, 2026 – Sono Group N.V. (Nasdaq: SSM) (hereafter referred to as “Sono” or the “Company”, parent company to Sono Motors GmbH, hereafter referred to as “Sono Solar” or “Subsidiary”) today announced two decisive, board-approved actions that together define a new strategic direction: the adoption of a Digital Asset Treasury ("DAT") strategy and the cessation of funding to its solar subsidiary, Sono Motors GmbH, while continuing to evaluate strategic alternatives for those operations where appropriate. These actions reflect the Company’s commitment to disciplined capital stewardship and its determination to pursue a clearer and more credible path toward potential profitability and long-term shareholder value.

Digital Asset Treasury Strategy

On March 14, 2026, the Company’s management board, with supervisory board approval, formally adopted a Digital Asset Treasury strategy and policy. The Company expects to allocate a substantial portion of its treasury reserves to digital assets, primarily Bitcoin. To execute this strategy with institutional rigor, the Company has entered into an ISDA Master Agreement framework with Blockchain.com, one of the world's most established digital asset platforms, establishing the contractual infrastructure to execute derivatives and hedging transactions in connection with its digital asset holdings.

Under the DAT strategy, the Company intends to generate recurring income from its treasury by applying a covered-call yield approach against its Bitcoin holdings. This is a commonly used income-generating strategy in institutional portfolios, allowing the Company to monetize its holdings in a disciplined, rules-based manner while retaining measured exposure to Bitcoin price appreciation.

The Company intends to implement this strategy with disciplined risk management and will continuously evaluate market conditions and exposure levels. The Company also intends to solicit formal ratification of the DAT strategy from its shareholders through a proxy statement and duly noticed shareholder meeting, reflecting its commitment to transparency and shareholder alignment at every stage of this evolution.

Exit from Legacy Solar Operations

Following a thorough review of all available strategic pathways for Sono Motors GmbH (operating as Sono Solar), the Company’s management board, with supervisory board approval, has resolved to discontinue all current and future funding commitments to the subsidiary and to initiate the transition of legacy solar operations, while continuing to evaluate strategic alternatives for those assets where appropriate.

Sono Solar’s team built a genuinely differentiated solar-integration technology, recognized most recently with the European Transport Prize for Sustainability 2026, and demonstrated exceptional commitment through a challenging commercialization environment. The boards concluded, however, that persistent structural headwinds in the commercial vehicle solar sector, limited commercial partner traction, and the absence of a near-to-medium-term path to sustainable profitability made continued investment no longer in the best interests of the Company’s stakeholders.

This transition is expected to substantially reduce operational cash outflows and is aimed at reducing recurring losses, positioning the Company's balance sheet for the next strategic phase.

“The people of Sono Solar built something genuinely differentiated, a technology recognized at the highest levels of our industry. This decision is not a reflection of their efforts. It is a reflection of market realities and our fiduciary responsibility to shareholders,” said Kevin McGurn, Managing Director and CEO of Sono Group N.V. “We are choosing to stop funding losses we cannot sustain and to redirect the Company’s resources toward a strategy we believe offers a clearer and more credible path to generating cash flow and long-term value, executed with institutional discipline and the governance rigor.”

Governance and Compliance

Both the management board and supervisory board of Sono Group N.V. have approved the DAT strategy and the cessation of funding to Sono Motors GmbH. The Company will bring the DAT strategy to shareholders for formal ratification at a shareholder meeting to be noticed in accordance with applicable law and the Company’s governance documents. The Company will continue to comply with all applicable Nasdaq Capital Market listing requirements and SEC reporting obligations throughout this transition.

END

ABOUT SONO GROUP N.V.

Sono Group N.V. (Nasdaq: SSM) is a Netherlands-incorporated holding company listed on the Nasdaq Capital Market. In March 2026, the Company announced a strategic realignment, repositioning its balance sheet toward digital assets and initiating the exit from its legacy solar operations. For more information about Sono Group N.V. visit sonogroupnv.com. Follow us on social media: LinkedIn, Facebook, BlueSky, Truth Social, and X.

FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the cessation of funding to Sono Motors GmbH and exit from the Company’s legacy solar operations, including their timing and the costs, charges and cash expenditures the Company may incur as a result; the consummation of transactions as part of the Treasury Strategy, including their timing and the expected cash flow and the use of proceeds therefrom; the receipt of any required shareholder approvals; the projected operational and financial performance of the Company and its subsidiaries, including the Company following implementation of the Treasury Strategy and Sono Motors GmbH; the Company’s product offerings and developments and business plans, including the decisions to cease funding to Sono Motors GmbH and exit the legacy solar business and to pursue the Treasury Strategy; and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team, including the pursuit of the Treasury Strategy. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the timing, nature and amount of any costs, charges or cash expenditures incurred by the Company in connection with the cessation of funding to Sono Motors GmbH and exit from the Company’s legacy solar operations; the consummation and timing of any transactions as part of the Treasury Strategy, and the cash flow to the Company therefrom; the occurrence of any uncured event of default or any event, change or other circumstance that could give rise to the termination of the Company’s ISDA Master Agreement relating to the Treasury Strategy; the outcome of any legal proceedings that may be instituted against the Company; risks associated with the Treasury Strategy replacing the current plans and operations of the Company including the legacy solar operations; potential difficulties in employee retention as a result of the Treasury Strategy; whether the Company will be able to maintain compliance with the continued listing standards of The Nasdaq Stock Market LLC or comply with the initial listing standards of another national securities exchange; the ability of the Company to service or otherwise pay its debt obligations; market acceptance of the Company’s product offerings; that the Company will have sufficient capital to operate as anticipated; the demand for the Company’s products; and global supply chains and legislative, regulatory and economic developments in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the solicitation of the ratification by the Company’s shareholders of the engagement by the Company in the Treasury Strategy, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to an extraordinary general meeting of the Company’s shareholders to be held for the purpose of ratifying the Company’s engagement in the Treasury Strategy (the “Special Meeting”). This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to the Company’s shareholders in connection with the Special Meeting. This press release does not contain all of the information that should be considered in respect of the matters to be noticed for the Special Meeting in the Proxy Statement, and additional information will be set forth in the Proxy Statement when it becomes available. Shareholders of the Company are urged to read all relevant documents filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to these documents, carefully when they become available. Promptly after filing its definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the Special Meeting as of a record date to be established for voting at the Special Meeting.

Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://ir.sonomotors.com/.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting under SEC rules. Shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on April 17, 2025, the Company’s proxy statement on Schedule 14A filed with the SEC on July 24, 2025 in connection with its 2025 annual general meeting of shareholders, and the Proxy Statement when it becomes available.

NO SOLICITATION

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters to be noticed in the definitive Proxy Statement when it becomes available.

CONTACT:

Press:
press@sono-solar.com | ir.sonomotors.com/news-events

Investors:
ir@sonomotors.com | ir.sonomotors.com

LinkedIn:
https://www.linkedin.com/company/sonogroupnv